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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Check the appropriate box:

  [  ]

Preliminary Proxy Statement

  [  ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

  [X]

Definitive Proxy Statement

Viropro, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

  [X]

No fee required

  [  ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)

Title of each class of securities to which transaction applies: None

2)

Aggregate number of securities to which transaction applies: None

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -$0- no fee is payable pursuant to Rule 0-11(c) (ii)

4)

Proposed maximum aggregate value of transaction: n/a

5)

Total fee paid: $-0-

  [  ]

Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

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Amount Previously Paid: n/a

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Date Filed: n/a

SEC 1913  (04-05)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

VIROPRO, INC.

8515 Place Devonshire Suite 207,

Montreal (Quebec) Canada H4P 2K1

NOTICE OF EXTRAORDINARY SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 24, 2008

Dear Stockholders:

You are cordially invited to attend the extraordinary special meeting of stockholders on January 24, 2008, at 9:00 AM local time at 8515 Place Devonshire, Suite 207, Montreal (Quebec) CANADA  H4P 2K1

The purpose of this special meeting is

1.

To update shareholders on business activities;

2.

To present a DRAFT of the unaudited financial statements for the 12 months period ending November 30, 2007;

3.

To present proforma financial forecasts for the year ending November 30, 2008;

4.

To discuss about the Company’s ability to continue its activities providing that, by January 24, 2008, the Company is able to secure a financing;

5.

To discuss and to vote about the continuity of the operations.

and

«Such other business as may properly come before the special meeting, or any adjournment thereof.»

The Board of Directors has fixed the close of business on December 20, 2007 as the record time for determining which stockholders are entitled to notice of, and to vote at, this special meeting, or any adjournment thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE EXTRAORDINARY SPECIAL MEETING, YOU ARE URGED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT TO US BY FAX at 514-739-7000 or BY MAIL USING THE SELF ADDRESSED ENVELOPE PROVIDED.

By Order of the Board of Directors,

Jean-Marie Dupuy, President & Chief Executive Officer

Montreal (Quebec) Canada

December 18, 2007.

TABLE OF CONTENTS

    Page

QUESTIONS AND ANSWERS ABOUT THE MEETING

3

SECURITY OWNERSHIP

7

RECOMMENDATION OF THE BOARD OF DIRECTORS

7

OTHER MATTERS

8

ANNUAL AND QUARTERLY REPORT

8

UPDATE ON OUR RESEARCH AND DEVELOPMENT PROGRAM

8

PROXY

9

VIROPRO, INC.

8515 Place Devonshire, Suite 207,

Montreal (Quebec) Canada H4P 2K1

This proxy statement is being furnished to you in connection with the solicitation by the Board of Directors of proxies for use at this extraordinary special meeting of stockholders scheduled for January 24, 2008, at 8515 Place Devonshire, Suite 207, Montreal (Quebec) CANADA  H4P 2K1 at 9:00 AM local time, and any adjournment thereof.  This proxy statement and the accompanying proxy form are first being mailed to stockholders on or about December 18, 2007.

Questions and Answers (Q & A) about the Extraordinary Special Meeting

Q: WHAT IS THIS EXTRAORDINARY SPECIAL MEETING?

The purpose of this extraordinary special meeting is

1.

To update shareholders on business activities

2.

To present a DRAFT of the unaudited financial statements for the 12 months period ending November 30, 2007

3.

To present proforma financial forecasts for the year ending November 30, 2008

4.

To discuss about the Company’s ability to continue its activities providing that, by January 24, 2008, the Company is able to secure a financing.

5.

To discuss and to vote about the continuity of the activities.

and

«Such other business as may properly come before the extraordinary special meeting, or any adjournment thereof.»

Q:  WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY FORM?

A:  You are receiving this proxy statement and the enclosed proxy form because the Board of Directors is soliciting your proxy to vote your shares of common stock at the extraordinary special meeting. To assist you in your decision-making process, this proxy statement contains pertinent information about us, the extraordinary special meeting and the proposal to be considered.

Q: WHEN AND WHERE WILL THE EXTRAORDINARY SPECIAL MEETING BE HELD?

A:  The extraordinary special meeting of stockholders will be held at 8515 Place Devonshire, Suite 207, Montreal (Quebec) CANADA  H4P 2K1 on January 24, 2008, at 9:00 AM local time.

Q: WHO IS ENTITLED TO NOTICE OF AND TO VOTE AT THE EXTRAORDINARY SPECIAL MEETING?

A:  All stockholders of record at the close of business on December 20, 2007 are entitled to notice of, and to vote at the extraordinary special meeting. Each share of our common stock entitles its holder to one vote on each matter properly submitted to stockholders. On or about the record date, there were approximately 37,988,910 outstanding shares of our common stock, held by a total of an estimated of  1200 stockholders.

Q: HOW DO I VOTE?

A:  By properly completing, signing and returning the enclosed proxy form, your shares will be voted as directed. If no directions are specified on your properly signed and returned proxy form, your shares will be voted for the proposal set forth below, and with regard to any additional matters that come before the extraordinary special meeting, in the discretion of the persons named as proxies. If you are a registered stockholder, that is, if you hold your shares of stock in certificate form, and you attend the meeting, you may either mail in your completed proxy form or deliver it to us in person. If you hold your shares of stock in "street name;" that is, if you hold your shares of stock through a broker or other nominee, and you wish to vote in person at the special meeting, you will need to obtain a proxy form from the institution holding your stock.

Q:  WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY FORM?

A: It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy forms to ensure that all of your shares are voted.

Q:  CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY FORM?

A:  Yes. Even after submitting your proxy form, you can revoke it and/or change your vote prior to the extraordinary special meeting. To revoke or change your vote prior to the extraordinary special meeting, simply (i) file a written notice of revocation with our secretary, (ii) send us a duly executed proxy form bearing a later date than the prior one submitted or (iii) attend the extraordinary special meeting and vote in person.  Please note, however, that while the giving of a proxy does not affect your right to vote in person at the extraordinary special meeting, attendance alone will not revoke a previously granted proxy.

Q:  WHAT IS A "QUORUM"?

A:  The holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum. If you submit a properly executed proxy form, even if you abstain from voting, you will be considered part of the quorum. Shares represented by broker "non-votes" will also be considered part of the quorum.

Q:  WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?

A:  «Approval to decide about the continuity of its activities providing that, by January 24, 2008, the Company is able to secure a financing, and such other business as may properly come before the extraordinary special meeting or any adjournment thereof», requires the affirmative vote of a majority (see ¨quorum above¨) of the issued and outstanding shares of our common stockholders.

Properly executed proxy forms marked "ABSTAIN" and broker "non-votes" will not be voted. Accordingly, abstentions and broker "non-votes" are tantamount to negative votes.

Q:  WHAT IS THE BOARD OF DIRECTORS' RECOMMENDATION?

A:  The Board of Directors recommends that you vote for the actual Directors to decide about the continuity of its activities providing that, by January 24, 2008, the Company is able to secure a financing, and such other business as may properly come before the extraordinary special meeting or any adjournment thereof .

Unless otherwise instructed, the shares of stock represented by your signed and returned proxy form will be voted in accordance with the recommendations of the Board of Directors. With respect to other matters that may properly come before the extraordinary special meeting, the proxy holder(s) will vote in accordance with the Board of Directors' recommendations or, if no recommendation is given, at their discretion.

Q:  WHO IS PAYING THE COST FOR THIS PROXY SOLICITATION AND HOW IS THE SOLICITATION PROCESS BEING CONDUCTED?

We will pay the costs associated with this proxy solicitation. We do not anticipate that such costs will exceed those normally associated with similar proxy solicitations. We will also, upon request, reimburse brokers, banks and similar organizations for reasonable out-of-pocket expenses incurred in forwarding these proxy materials to clients.

In addition to soliciting of proxies through the mail, our directors and employees may solicit proxies in person, by telephone or other electronic means. None of our directors or employees will receive additional compensation for any such efforts.

Q:  DO I HAVE DISSENTER'S RIGHTS?

A:  No. The action proposed to be taken at the extraordinary special meeting does not entitle dissenting stockholders to any appraisal rights under the Nevada Revised Statutes.

Q:  HOW DO I OBTAIN MORE INFORMATION ABOUT THE COMPANY?

We file annual, quarterly and special reports and other information with the Securities and Exchange Commission (the "SEC"). You may read and copy any of these documents at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549.  Please call the SEC at (800)-SEC-0330 for further information.  Copies of this material may also be obtained from the SEC's web site at www.sec.gov, or from the OTCBB web site www.otcbb.com under ticker symbol VPRO, or by contacting us at (514) 731-8776, extension 224 or by writing to us at 8515 Place Devonshire Suite 207, Montreal Quebec H4P 2K1 Canada.  The Company’s web site is www.viropro.com.

Security Ownership of Certain Beneficial Owners & Management

The following table sets forth, as of November 30, 2007, information regarding the beneficial ownership of our common stock based upon the most recent information available to us for (i) each person known by us to own beneficially more than five (5%) percent of our outstanding common stock, and (ii) each of our directors. Each stockholder's address is c/o the Company, 8515 Place Devonshire, Suite 207, Montreal (Quebec) Canada H4P 2K1.

Name                                           Number of Shares Owned         Percentage Owned

-------------------------------           --------------------------------         ----------------------

Jean-Marie Dupuy (1)

1,675,000

  4.4

Prosper Azoulay (1)

   936,244

  2.5

Emilio Binavince (1)

   100,000

  0.3

Claude Griscelli (1)

   100,000

  0.3

Immuno-Japan Inc

4,000,000

10.5

Trivor Group (2)

2,825,545

  7.4

-----------------------------------------------------------------------------------------------------

(1): Director

(2): On April 26, 2007, the United States District Court, District of Nevada, entered an Order for Judgment Judgment against third party defenfants, Trivor Investment & Management Corp., Albert Delmar, Sinai Academy, Simon Librati, Jonathan Abenhaim, Susan Reinhartz, Andre Elkain, 9134-6023 Quebec Inc and 4183627 Canada Inc.  The Court ordered, among other things, that the above-referenced Third-Party defendants transfer and return to Viropro and return to treasury the original stock certificates of Viropro common stock.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE ABOUT

 THE CONTINUITY OF ITS ACTIVITIES PROVIDING THAT, BY JANUARY 24, 2008,

THE COMPANY IS ABLE TO SECURE A FINANCING, AND SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE EXTRAORDINARY SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

OTHER MATTERS

The Board of Directors does not know of any matter, other than the proposal described above that may be presented for action at the extraordinary special meeting. If any other matter or proposal should be presented and should properly come before the meeting for action, the persons named in the accompanying proxy will vote upon such matter or proposal in accordance with their best judgment.

ANNUAL AND QUARTERLY REPORTS

All stockholders of record as of the record date can access the Company's (i) Financial Statements and Plan of Operations as disclosed in the Annual Report on Form 10-KSB/A for the year ended November 30, 2006 and prior, and (ii) Quarterly Statements and Result of Operations as disclosed in the Report on Form 10-QSB/A for the quarters ended February 28, May 31st, and August 31st, 2007 at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549.  Please call the SEC at (800)-SEC-0330 for further information.  Copies of this material may also be obtained from the SEC's web site at www.sec.gov, or from the OTCBB web site www.otcbb.com under ticker symbol

VPRO or by contacting us at (514) 731-8776 or by writing to us at 8515 Place Devonshire Suite 207, Montreal Quebec H4P 2K1 Canada.  The Company’s web site is www.viropro.com.

Update on Company’s monoclonal antibody (MAb) Research and Development program

Viropro’s technical work began in February of 2007 with the molecular biology work required for the development of the manufacturing process. The current state of advancement is as follows:
The process development part of the work is advancing as planned with satisfactory results. Some delays in characterization of physico-chemical and biological activity were incurred. These delays, related to insufficient financing that resulted in delays in the purchase of specific equipment, could be corrected if adequate financial resources are allocated.

Chinese Hamster Ovary (CHO) clones expressing the MAb beyond the targeted levels were isolated and sub-cloned. Sub-clones have been scaled-up and frozen. The steps undertaken thus far can be resumed as follows: Gene sequences were obtained from the public domain and optimized, sequenced to insure the absence of errors. Transient expression assays and independent sequencing was performed to insure proper sequence identity. CHO-rCTA cell lines were transfected and clones expressing MAb were amplified and screened. The clones that produced the highest levels of MAb were amplified and frozen.

The development of this MAb led to the signature of a contract with the Indian company Intas Biopharmaceuticals Ltd that was announced on October 17, 2007.

Appendix A

THIS PROXY IS SOLICITED ON BEHALF

OF THE BOARD OF DIRECTORS OF

VIROPRO, INC.

Proxy – Extraordinary Special Meeting of Stockholders

January 24, 2008

The undersigned, a holder of common stock of VIROPRO, INC., a Nevada corporation (the "Company"), does hereby appoint Jean-Marie Dupuy, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock or preferred stock of the Company that the undersigned would be entitled to vote if personally present at the Extraordinary Special Meeting of Stockholders of the Company to be held at 9:00 AM, local time, January 24, 2008, at 8515 Place Devonshire, Suite 207, Montreal (Quebec) CANADA  H4P 2K1 at 9:00 AM local time, and any adjournment thereof.

This proxy will be voted in accordance with any directions given herein.

To decide about the continuity of activities of Viropro Inc., providing that, by January 24, 2008, the Company is able to secure a financing, and such other business as may properly come before the extraordinary special meeting or any adjournment thereof

     FOR [___]        AGAINST [___]          ABSTAIN  [___]

NOTE: Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer.

Signature:___________________________        Date: _____________

Print Name:__________________________

Signature:___________________________        Date: _____________

Print name:___________________________

THIS PROXY MUST BE RETURNED TO:

Jean-Marie Dupuy

By Mail :

By Fax :  514-739-7000

8515 Place Devonshire, Suite 207

Montreal (Quebec) CANADA  H4P 2K1

9